SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement          |_|  Confidential, For Use of the
                                              Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           EUROWEB INTERNATIONAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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      (3) Per unit price or other underlying value of transaction computed
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|_| Fee paid previously with preliminary materials.

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or
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

                           EUROWEB INTERNATIONAL CORP.
                       1138 BUDAPEST, VACI UT 141. HUNGARY
                              (TEL) +36-1 889 7101
                              (FAX) +36-1 889 7128

               TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of EuroWeb International Corp., a Delaware corporation (the "Company" or "Euroweb"), will be held at 2:00 p.m. (Budapest, Hungary time), on June 2, 2005 at Hilton Budapest WestEnd, Vaci ut 1-3, H-1069 Budapest, Hungary for the following purposes:

1. To elect six (6) directors of the Company to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To amend the 2004 Stock Incentive Plan to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares and the reservation of 1,200,000 shares for issuance;

3. To ratify the selection of Deloitte Kft. as our independent auditors for the fiscal year ending December 31, 2005; and

4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on April 29, 2005 are entitled to notice of and to vote at the annual meeting. You may vote your shares by:

      o marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;
      o dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or
      o casting your vote via the Internet at the website shown on the enclosed proxy card.

You may also vote in person at the annual meeting, even if you use one of the three options listed above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,


Stewart Reich, Chairman of the Board of Directors

Budapest, Hungary
May 6, 2005

                           EUROWEB INTERNATIONAL CORP.
                       1138 BUDAPEST, VACI UT 141. HUNGARY
                              (TEL) +36-1 889 7101
                              (FAX) +36-1 889 7128

             PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our June 2, 2005 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote either by (i) completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope; (ii) by dialing the toll free number on the enclosed proxy card and casting your vote; or (iii) visiting the website shown on the enclosed proxy card and casting your vote.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about May 6, 2005. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

June 2, 2005, 2:00 P.M. Budapest, Hungary time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at Hilton Budapest WestEnd, Vaci ut 1-3, H-1069 Budapest, Hungary.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect six directors to serve until the 2006 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. AMENDMENT OF THE 2004 STOCK INCENTIVE PLAN. To amend the 2004 Stock Incentive Plan to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares;

3. RATIFICATION OF AUDITORS. To ratify the selection of Deloitte Kft. ("Deloitte") as independent auditors of the Company for the fiscal year ending December 31, 2005; and

4. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on April 29, 2005 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On April 29, 2005, there were 5,342,533 shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AMENDMENT TO THE 2004 STOCK INCENTIVE PLAN INCREASING THE SHARES ISSUABLE UNDER SUCH PLAN FROM 800,000 SHARES TO 1,200,000 SHARES AND THE RESERVATION OF 1,200,000 SHARES FOR ISSUANCE AND THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS AUDITORS.

HOW DO I VOTE BY PROXY?

You may vote your shares by:

o VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038. A pre-addressed, postage-paid envelope is provided for this purpose.

o VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

o VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

If you return your signed proxy card or vote by phone or the Internet before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or
(3) all of the nominees except those you designate. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

o "FOR" the election of all of our nominees for directors;

o "FOR" the amendment to the 2004 Stock Incentive Plan to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares and the reservation of 1,200,000 shares for issuance;

o "FOR" the ratification of Deloitte Kft. as our independent auditors.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1. Submitting another proxy by mail, telephone or internet with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038; or

3. Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

One-third of the outstanding shares of the Company common stock entitled to vote at the annual meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

o The amendment to the 2004 Stock Incentive Plan to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares and the reservation of 1,200,000 shares for issuance will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

o The ratification of the director's selection of Deloitte Kft. as the Company's independent auditors will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING DUE?

Any stockholder proposals for the 2006 annual meeting must be received by us, directed to the attention of the Company's secretary, Ms. Krista Hollo, Euroweb International Corp., c/o Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, 21st Floor, New York, New York 10018, USA, no later than December 16, 2005. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

At the Meeting, six (6) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Csaba Toro, Moshe Schnapp, Stewart Reich, Gabor Ormosy, Ilan Kenig and Yossi Attia (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

CSABA TORO, age 39, CEO and a director of the Company since June 2002, has been with the Company since September 1998 in various other positions, including the period between June 2002 and June 2004 when he was also the Chairman.. During 2001 and 2002, Mr. Toro held the positions of COO and CEO in Pantel Rt. He resigned as CEO of Pantel Rt. as of March 2003. From 1997 to 1999, Mr. Toro was managing director of the Company's Hungarian subsidiary. Prior thereto, since 1994, he was managing director of ENET Kft., which was acquired by the Company in 1997.

MOSHE SCHNAPP, age 43, President and director of the Company since April 15, 2005 has worked in the construction and development industry for over fifteen years. Mr. Schnapp background covers all aspect of financial planning with project development, including, but not limited to, statistical research and analysis as applied before and during the project. Mr. Schnapp has acted in publicly traded companies both as director and as officer. Mr. Schnapp has experience in project management, cost accounting and supervising marketing from a financial point of view. Mr. Schnapp received a BA in economics and accounting from Haifa University in 1987, an MBA from Tel Aviv University in 1994 and he also holds doctorate degree in philosophy and a graduate degree in commercial and industrial economy from Pacific Western University. Mr. Schanpp is a licensed Certified Public Accountant in Israel. Mr. Schnapp served as director and CFO of Engel General Contractors LTD (symbol ENGEF) and later was appointed as CEO until January 1995. He served as CEO and Director of Genesis Construction LTD (symbol GDCUF) from February 1995 until June 1999. Since October 2000 until today he has been serving as director and president of American Realty Group, Inc. a private company. Mr. Schnapp is also director and officer of: AS Holdings LLC, Speedy the Plumber Inc, Bonanza Realty Inc, Bonanza Realty LLC, Glendon Advisors Inc, Van Nuys Plaza LLC, and few other private companies.

STEWART REICH, age 60, was Chief Executive Officer and President of Golden Telecom Inc., Russia's largest alternative voice and data service provider as well as its largest ISP, since 1997. In September 1992, Mr Reich was employed as Chief Financial Officer at UTEL (Ukraine Telecommunications), of which he was appointed President in November 1992. Prior to that Mr. Reich held various positions at a number of subsidiaries of AT&T Corp. Mr. Reich has been a director of the Company since 2002.

GABOR ORMOSY, age 34, served as the Chief Financial Officer of Elender from 2002 to 2004 where he was responsible for strategic planning, controlling, treasury, accounting, administration, business development and investor relationships. From 2000 to 2002, Mr. Ormosy served as the Chief Financial Officer for Webigen Rt., which was a web developer and marketing company before merging into Elender. Prior to joining Webigen Rt., Mr. Ormosy served in the corporate finance department of CA IB Securities Ltd., Budapest where he was responsible as project manager for deal execution and valuations in mergers & acquisitions and capital market deals. Since 2002, Mr. Ormosy has also served as the President of the Board of Directors of Wallizing Rt. and as a member of the Board of Directors of Index Rt.

YOSSI ATTIA, age 42, has been self employed as a real estate developer since 2000. Mr. Attia was appointed to the Company's Board on February 1, 2005. Prior to entering into the real estate development industry, Mr. Attia served as the Senior Vice President of Investments of Interfirst Capital from 1996 to 2000. From 1994 though 1996, Mr. Attia was a Senior Vice President of Investments with Sutro & Co. and from 1992 through 1994 Mr. Attia served as the Vice President of investments of Prudential Securities. Mr. Attia received a BA in economics and marketing from Haifa University in 1987 and a MBA from Pepperdine University in 1995. Mr. Attia held Series 7 and 63 securities licenses from 1991 until 2002. Effective March 21, 2005, Mr. Attia was appointed as a member of the Audit Committee and the Compensation committee.

ILAN KENIG, age 43, has over 20 years of management, legal, venture capital and investment banking experience with specific emphasis in the technology and telecommunications arena. Mr. Kenig was appointed to the Company's Board on February 1, 2005. Mr. Kenig joined Unity Wireless Corporation ("Unity"), a designer, developer and manufacturer of wireless systems, as Vice President of Business Development in December 2001 before assuming the position of President and CEO in April 2002. From January 1999 until December 2001, Mr. Kenig pursued international finance activities and mergers and acquisitions in New York. Mr. Kenig was a founder of a law firm in Tel-Aviv representing technology and telecommunications interests. Mr. Kenig holds a law degree from Bar-Ilan University. Effective March 21, 2005, Mr. Kenig was appointed as a member of the Audit Committee and the Compensation committee.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2004 BOARD MEETINGS

In 2004, the board met five times. Except for one director, who has resigned, no director attended less than 80% of all of the combined total meetings of the board and the committees on which they served in 2004.

BOARD COMMITTEES

The Company's board of directors has two standing committees, an Audit Committee and a Compensation Committee. The Company does not have a nominating or similar committee. Please refer to Annexes 1 and 2 to this Proxy Statement for additional information regarding the role, membership and activities of the Company's Audit Committee and Compensation Committee during the year ended December 31, 2004.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

                                 PROPOSAL NO. 2
           APPROVAL OF THE AMENDMENT TO THE 2004 STOCK INCENTIVE PLAN

      At the Annual Meeting, the Company's stockholders are being asked to amend the 2004 Stock Incentive Plan (the "2004 Incentive Plan") to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares and the reservation of 1,200,000 shares for issuance. A summary of principal features of the 2004 Incentive Plan can be located on page 10. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan, as amended, may do so upon written request to the Company's Secretary at the Company's principal offices 1138 Budapest, Vaci ut 141. Hungary.

Vote required: The amendment of the 2004 Incentive Plan to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares and the reservation of 1,200,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve the amendment to the 2004 Stock Incentive Plan.

                          RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 2004 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER SUCH PLAN FROM 800,000 SHARES TO 1,200,000 SHARES AND THE RESERVATION OF 1,200,000 SHARES FOR ISSUANCE.

         PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                           (ITEM 4 ON THE PROXY CARD)

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Deloitte Kft. as independent auditors of the Company for the year ending December 31, 2005, subject to ratification of the appointment by the Company's stockholders. A representative of Deloitte Kft. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Additional information regarding the independence of Deloitte Kft. and the amount of audit and other fees paid by the Company to Deloitte Kft. are disclosed in Annex 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE KFT. AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

            BENEFICIAL OWNERSHIP OF EUROWEB COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Common Stock as of April 11, 2005 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock;
(ii) each director of the Company; (iii) each officer of the Company and (iv) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment powers with respect to all shares of Common Stock beneficially owned by it or him as set forth opposite its or his name.

                                     Shares
Name and Address                  Beneficially Owned (1)       Percent Owned (1)
--------------------------------------------------------------------------------
KPN Telecom B.V. (4)                 2,036,188                    38.11%
Maanplein 5
The Hague, The Netherlands

Fleminghouse Investments Limited     522,054                      9.77%
Chrysanthou Mylona 3, P.C.
3030 Limassol
Cyprus

CORCYRA d.o.o.(3)                    2,326,043                    43.53%
Verudela 17
Pula Croatia 52100

Csaba Toro  (2)(5)(6)                31,250                       *
1138 Budapest
Vaci ut 141.
Hungary

Stewart Reich (6)                    50,000(7)                    *
18 Dorset Lane,
Bedminister, NJ 07921

Gabor Ormosy                         0                            *
Wallis Auto Holding RT
Konyves Kalman Krt. 5/B
Budapest K5 1097
Hungary

Yossi Attia (6)(8)                   0                            *
1061 1/2 Spalding Ave.
West Hollywood, CA 90046

Ilan Kenig (6)(8)                    0                            *
7438 Fraser Park Drive
Burnaby, BC Canada V5J 5B9

Moshe Schnapp (5)(6)                 0                            *
846 N Huntley
West Hollywood, CA 90069

All Officers and Directors as a      81,250                       *
Group (6 Persons)
* Less than one percent

----------------------------

* Less than one percent

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after April 11, 2005. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on April 11, 2005 any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Mr. Toro owns, directly or indirectly, 0.58% of the issued and outstanding shares of the Company represented by options to purchase 31,250 shares.

(3) Pursuant to a Stock Purchase Agreement dated as of January 28, 2005, by and between KPN Telecom B.V. ("KPN Telecom"), a company incorporated under the laws of the Netherlands, and CORCYRA d.o.o., a Croatian company ("CORCYRA"), (the "Purchase Agreement"), KPN Telecom sold to CORCYRA 289,855 shares (the "Initial Shares") of our common stock for US $1,000,000 (the "Initial Closing"). The Initial Closing occurred on February 1, 2005. Pursuant to the Purchase Agreement, CORCYRA has also agreed to purchase and, KPN has agreed to sell, KPN Telecom's remaining 2,036,188 shares of our common stock (the "Final Shares") on April 30, 2006 (the "Final Closing"); provided, however, that upon 14 days' prior written notice to KPN Telecom, CORCYRA may accelerate the Final Closing to an earlier month-end date as specified in such notice; provided, further, that the Final Closing is subject to the satisfaction or waiver of all of the conditions to closing set forth in the Purchase Agreement. Accordingly, CORCYRA presently owns 289,855 shares of common stock and is deemed to own, pursuant to Rule 13d-3(d), promulgated under the Securities Exchange Act of 1934, as amended, the remaining 2,036,188 shares held by KPN Telecom.

(4) KPN Telecom B.V. is a subsidiary of Royal KPN N.V.

(5) An officer of the Company.

(6) A director of our company.

(7) Includes an option to purchase 50,000 shares of common stock at an exercise price of $4.21 per share. 25,000 options vest on April 13, 2004, while 25,000 options vest on April 13, 2005

(8) Effective March 22, 2005 the Board of Directors decided to grant the two new directors 100,000 options each, under the 2004 Incentive Plan. No such option were vested to date.

The foregoing table is based upon 5,342,533 shares of common stock outstanding as of April 11, 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2003. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2004, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(M)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2004 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2004, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long term compensation of the Company's Chief Executive Officer. The Company does not have any other officer whose annual salary and bonus exceeds $100,000 as of December 31, 2004:

                                  ANNUAL COMPENSATION                                 LONG-TERM COMPENSATION
                                  -------------------                                 ----------------------

                                                                             Restricted        Number of
                                                          Bonus and         Stock Award(s)     Securities
Name and                   Year Ended                     Other Annual                         Underlying             All Other
Principal Position         December 31,    Salary ($)     Compensation ($)     ($)             Options/SARs (#)     Compensation($)
------------------         -----------     ---------      ----------------     ---             ----------------     ---------------
Csaba Toro                       2004      $150,000       $130,000             --                125,000                    --
  Director, CEO, and Treasurer   2003      $ 96,000       --                   --                --                         --
                                 2002      $ 96,000       --                   --                --                         --

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information related to options granted to our named executive officers during the fiscal year ended December 31, 2004.

------------------ ---------------------------- --------------------------- ----------------------------------------------------
      NAME            NUMBER OF SECURITIES          # OF TOTAL OPTIONS            EXERCISE PRICE          EXPIRATION DATE
                   UNDERLYING OPTIONS GRANTED     GRANTED IN FISCAL 2004            (S/SHARES)
------------------ ---------------------------- --------------------------- ----------------------------------------------------
Csaba Toro, CEO            125,000                      100%                        $4.78                       (1)
------------------ ---------------------------- --------------------------- ----------------------------------------------------

(1) Expire on the earlier of (a) three months after the termination of employment with the Issuer or (b) April 26, 2010.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES
------------------------- ---------------------- ----------------------- -----------------------    ------------------------
                                                                          Number of securities
                                                                               underlying                Value of the
                                                                              unexercised             unexercised in the
                                                                            options/SARs at          money options/SARs at
          Name             Shares acquired on      Value realized ($)          FY-end (#)                 FY-end ($)*
                              exercise (#)                               Exercisable/Unexercisable  Exercisable/Unexercisable
------------------------- ---------------------- ----------------------- -----------------------    ------------------------
Csaba Toro, CEO,                  None                    None                   94,250                   $0.00
Director and Treasurer
------------------------- ---------------------- ----------------------- -----------------------    ------------------------

* Fair market value of underlying securities (calculated by subtracting the exercise price of the options from the closing price of the Company's Common Stock quoted on the Nasdaq as of December 31, 2004), which was $3.96 per share. None of Mr. Toro's options are presently in the money.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

The Company entered into a six-year agreement with its Chief Executive Officer, Csaba Toro on October 18, 1999, which commenced January 1, 2000, and provided for an annual compensation of $96,000. The agreement was amended in 2004. The amended agreement provides for an annual salary of $150,000 and a bonus of up to $100,000 (guaranteed minimum of $50,000) in 2004, and an annual salary of $200,000 and a bonus of up to $150,000 in 2005 and 2006 and an annual car allowance of $30,000.

The agreement further provides that, if Mr. Toro's employment is terminated other than for willful breach by the employee, for cause or in event of a change in control of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement.

The Company also entered into a fixed term employment agreement for management of a subsidiary, which provides for an aggregate monthly compensation of $10,000 until December 31, 2005

We have no pension or profit sharing plan or other contingent forms of remuneration with any officer, director, employee or consultant, although bonuses are paid to some individuals.

DIRECTOR COMPENSATION

Directors who are also officers of the Company are not separately compensated for their services as a director. Directors who are not officers receive cash compensation for their services: $2,000 at the time of agreeing to become a Director; $2,000 for each Board Meeting attended either in person or by telephone; and $1,000 for each Audit Committee Meeting attended either in person or by telephone. Non-employee directors are reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they serve and are eligible to receive awards under the Company's 1993 Stock Option Plan (described below).

STOCK OPTION PLAN

The Company's 1993 Stock Option Plan (the "Plan") permits the grant of options to employees of the Company, including officers and directors, who are serving in such capacities. An aggregate of 134,000 shares of Common Stock are authorized for issuance under the Plan. At December 31, 2004, options for 46,000 Common Stock were outstanding and exercisable under the Plan. The Plan provides that qualified and non-qualified options may be granted to officers, directors, employees and consultants to the Company for the purpose of providing an incentive to those persons to work for the Company.

2004 INCENTIVE PLAN

GENERAL

The 2004 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 800,000 shares of Common Stock for issuance under the 2004 Incentive Plan. We are presently seeking stockholder approval for the increase of the number of shares issuable under the 2004 Incentive plan to 1,200,000. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

On April 28, 2004, the Company granted 125,000 options to the Chief Executive Officer and an additional 240,000 options to seven employees and consultants of the Company. The exercise price of the options ($4.78) is equal to the market price on the date the grants were made. The options vest over a period of between 3-4 years.

On March 22, 2005, the Board of Directors decided to grant two new directors 100,000 stock options under the 2004 Stock Incentive Plan. The stock option vests at the rate of 50,000 on each September 22 of 2005, 2006, 2007, and 2008. The exercise price of the options ($3.40) is equal to the market price on the date the grants were made. The options vest over a period of four years.

PURPOSE

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees.

ADMINISTRATION

The 2004 Incentive Plan is administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2004 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2004 Incentive Plan.

TERMS OF OPTIONS

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten(10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2004 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2004 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

Certain officers and directors of our company may be deemed to be "affiliates" of our company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Euroweb's largest customer and supplier since early 2001 has been Pantel Rt., a Hungary-based alternative telecommunications provider. Pantel operates within the region and has become a significant trading partner for Euroweb Romania Rt., the Company's wholly-owned subsidiary, through the provision of a direct fibre cable connection which enables companies to transmit data to a variety of destinations by utilizing the international connections of Pantel Rt. As a result, Euroweb Romania became the preferred, but not exclusive partner of Pantel Rt. for services in Romania. In addition to this, Euroweb Hungary, the Company's wholly-owned subsidiary, utilizes significant telecom services from Pantel Rt. Due to the fact that a significant portion of the Company's revenue is generated by international/domestic leased line and Voice over Internet Protocol services, a small number of the Company's representatives have moved to the premises of Pantel Rt. in order to improve co-operation on international and national projects.

After the acquisition and consolidation of Euroweb Hungary and Elender Rt. in 2004, the balance and volume of transactions with Pantel Rt. has changed significantly. First, the net receivable position in the past (related party receivables less related party liabilities) has changed to a net liability position through the large trade and loan liability position of Euroweb Hungary to Pantel Rt. Second, sales dependency on Pantel Rt. (i.e. percent of consolidated sales derived from Pantel Rt.) will decrease as Euroweb Hungary and Elender Rt. have insignificant sales to Pantel Rt. Third, dependency on Pantel Rt. as the main supplier of the Company increased as Pantel Rt. is also the main supplier of Euroweb Hungary.

Transactions: Both Euroweb Hungary and Euroweb Romania engage in the following transactions with Pantel Rt.:

(a) Pantel Rt. receives revenue from the provision of the following services to the Company and its subsidiaries:

- Internet and related services;
- National and international leased and telephone lines;
- VOIP services;
- Consulting services; and
- Interest on a loan to the Company.

The total amount of telecom related services were USD $6,198,505 (2003:
$5,796,350 - restated) during the year ended December 31, 2004. Additionally $154,761 (2003: $292,864 - restated) is interest expense (2004) and consulting fees (2003).

(b) The Company and its subsidiaries received revenue from the provision of the following services to Pantel Rt.:

- Cost of international leased lines and local telephone lines in Romania;
- International/national data and voice over internet protocol services for Pantel;
- Internet and related services;
- Consulting services; and
- Commission.

Total value of these services were approximately $8,503,939 (2003: $5,740,709 restated) for the year ended December 31, 2004.

During the year ended December 31, 2004, direct sales to Pantel Rt. were 23% (2003: 26% - restated) of total consolidated revenues. However, the dependency on Pantel is even more significant. Some third party sales of Euroweb Romania involve Pantel Rt. as the subcontractor/service provider for the international/domestic lines (hence the revenues related to Pantel Rt. are greater than the amounts paid to Pantel Rt.), and some third party customers are also clients of Pantel Rt. outside of Romania (i.e. their relationship with Pantel is stronger than their relationship with Euroweb Romania).

Effective dependency on Pantel Rt. - taking into account direct and Pantel Rt.-related sales - represents approximately 30% of total consolidated revenues of the Company and approximately 80% of total sales of Euroweb Romania in 2004. There is no such dependency in the case of Euroweb Hungary.

With respect to pricing, agreements are made at market prices or a split of the margin based on the financial investment into the specific services by each of the parties. The Company always considers alternative suppliers for each individual project.

On February 28, 2005, KPN Telecom B.V. (the majority owner of Pantel Rt. and our largest shareholder), completed the sale of its entire interest in Pantel Rt. Therefore Euroweb is no longer related party with Pantel from March 1, 2005.

It cannot be predicted in advance whether these changes will have an influence on the business relationship between the Company and Pantel Rt. However, management believes - although it cannot be assured - that the current business agreements were made on arms-length principles and are beneficial to both parties, and therefore significant changes may not occur.

The Company has not experienced material changes in the mutual relationship in the first quarter of 2005 with Pantel Rt.

ANNUAL REPORT ON FORM 10-KSB

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                BY: /s/CSABA TORO
                                    --------------------------------------------
                                CSABA TORO, DIRECTOR AND CHIEF EXECUTIVE OFFICER

Dated: May 6, 2005
Budapest, Hungary

                                     ANNEX 1

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee of the board of directors reviews the internal accounting procedures of the company and consults with and reviews the services provided by our independent accountants. During 2004, the audit committee consisted of Messrs. Stewart Reich and Howard Cooper, both who were considered independent. The Audit Committee held four meetings in 2004. On March 21, 2005, Mr. Cooper resigned as a director of the Company and a member of the Audit Committee. On March 21, 2005, the Board of Directors appointed Mr. Attia and Mr. Kenig, both independent members of the board of directors, to serve as members of the Audit Committee.

As at December 31, 2004, a majority of the members of the Audit Committee (Messrs. Reich and Cooper) were "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in the Company's Proxy Statement dated April 18, 2001.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee monitors these processes.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

AUDIT FEES

Audit Fees. The aggregate fees billed by KPMG Hungaria Kft. ("KPMG"), our former auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $217,000 and $178,000, respectively.

Audit related fees: In 2004, KPMG fees for the audit of the 2003 US GAAP financial statements of Euroweb Hungary Rt. (for 8-K filing purposes) was $18,750 and fees for the restatement of the Company's 2003 financial statements to reflect the "as-if" pooling of Euroweb Hungary Rt. for purposes of the SB-2 filing was $37,000. There were no audit related fees in 2003. Deloitte Kft. provided an audit opinion for the financial statements of ELENDER Business Communications Services Ltd. ("Elender") for the years ended December 31, 2003 and 2002, which was acquired by the Company on June 9, 2004. In addition, Deloitte Kft. has provided consents for the inclusion of its report on Elender's financial statements in a registration statement initially filed by the Company on July 26, 2004 and amended on September 8, 2004, December 23, 2004 and February 10, 2005. The aggregate fees paid to Deloitte Kft. were $56,000, which were paid in 2004.

All Other Fees. The aggregate fees billed by KPMG for services rendered to the Company, other than the services covered in "Audit Fees" and "Audit related fees" and for the fiscal years ended December 31, 2004 and 2003 were $124,600 and EUR 33,000. - The 2004 fees relate to the SB-2 registration statement costs ($123,000), and miscellaneous tax advice ($1,600) provided during the course of 2004. The 2003 fees relate to assistance provide to Euroweb Romania in connection with the Tax Authority Review on VAT.

For the fiscal year ended December 31, 2004 Deloitte rendered no information technology services to the Company relating to financial systems design and implementation, and no fees were billed by Deloitte to the Company for any such services.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

AUDITOR INDEPENDENCE

The Audit Committee has considered whether, and has determined that, the provision of services described under "All Other Fees" was compatible with maintaining the independence of Deloitte as the Company's principal accountants.

MEMBERS OF THE AUDIT COMMITTEE

Independent Members:

/s/Stewart Reich
------------------
Stewart Reich


/s/Yossi Attia
------------------
Yossi Attia


/s/Ilan Kenig
------------------
Ilan Kenig

                                     ANNEX 2

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors i) reviews and recommends to the board the compensation and benefits of our executive officers; ii) administers our stock option plans and employee stock purchase plan; and iii) establishes and reviews general policies relating to compensation and employee benefits.

In 2004, the compensation committee consisted of Messrs. Hans Lipman, Stewart Reich and Howard Cooper. No interlocking relationships exist between the board of directors or compensation committee and the board of directors or compensation committee of any other company. During the past fiscal year the Compensation Committee had two (2) meetings. On January 28, 2005, Mr. Lipman resigned as a director of the Company and a member of the Compensation Committee. On March 21, 2005, Mr. Cooper resigned as a director of the Company and a member of the Compensation Committee. On March 21, 2005, the Board of Directors appointed Mr. Attia and Mr. Kenig, both independent members of the Board of Directors, to serve as members of the Compensation Committee.

MEMBERS OF THE COMPENSATION COMMITTEE

Independent Members:


/s/Stewart Reich
------------------
Stewart Reich


/s/Yossi Attia
------------------
Yossi Attia


/s/Ilan Kenig
------------------
Ilan Kenig

PROXY
                           EUROWEB INTERNATIONAL CORP.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                  JUNE 2, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints PETER SZIGETI and KRISZTA HOLLO and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on June 2, 2005, at 2:00 P.M., local time, at Hilton Budapest WestEnd, Vaci ut 1-3, H-1069 Budapest, Hungary, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal(1) The election as directors of all nominees listed below to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

     Nominees:
     01)    Csaba Toro      02)    Moshe Schnapp       03)    Stewart P. Reich
     04)    Gabor Ormosy    05)    Yossi Attia         06)    Ilan Kenig

      FOR ALL |_|            WITHHOLD ALL |_|           FOR ALL EXCEPT |_|

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) To amend the 2004 Stock Incentive Plan to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares and the reservation of 1,200,000 shares for issuance;

                         FOR |_| AGAINST |_| ABSTAIN |_|

Proposal (3)Ratification of the appointment of DELOITTE KFT. as auditors of the Company for the fiscal year ending December 31, 2005.

                         FOR |_| AGAINST |_| ABSTAIN |_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2) and (3). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2004.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [ ________ ] DATE: _______, 2005 Signature (Joint owners) [_________ ] DATE: _______, 2005


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